EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
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MATERIAL CONTRACTS

The following documents of Navistar Financial Corporation and Navistar Financial Securities Corporation, indirect subsidiaries of Navistar International Corporation (the “Corporation”), and Navistar Financial Note Master Owner Trust II, an affiliated trust of the Corporation, are incorporated herein by reference:

10.93
Amendment No. 4 to Series 2012-VFN Indenture Supplement, dated as of November 28, 2018, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated November 30, 2018 and filed on November 30, 2018. Commission File No. 001-09618.

10.94
Amendment No. 11 to the Note Purchase Agreement, dated as of November 28, 2018, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated November 30, 2018 and filed on November 30, 2018. Commission File No. 001-09618.

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